    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 20, 1998


                                                           Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             ASPEN TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

     MASSACHUSETTS                                 04-2739697
(State or Other Jurisdiction of                   (I.R.S. Employer
Incorporation or Organization)                     Identification No.)

                 TEN CANAL PARK, CAMBRIDGE, MASSACHUSETTS 02141
               (Address of Principal Executive Offices) (Zip Code)


            ASPEN TECHNOLOGY, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                                LAWRENCE B. EVANS
                     Chairman of the Board of Directors and
                            Chief Executive Officer
                             ASPEN TECHNOLOGY, INC.
                                 Ten Canal Park
                         Cambridge, Massachusetts 02141
                     (Name and Address of Agent for Service)

                                 (617) 949-1000
          (Telephone Number, Including Area Code, of Agent for Service)

                                 With copies to:

       STEPHEN J. DOYLE, ESQ.                       MARK L. JOHNSON, ESQ.
 Vice President and General Counsel               FOLEY, HOAG & ELIOT LLP
       ASPEN TECHNOLOGY, INC.                      One Post Office Square
           Ten Canal Park                       Boston, Massachusetts 02109
   Cambridge, Massachusetts 02141                      (617) 832-1000
           (617) 949-1000



                         CALCULATION OF REGISTRATION FEE
===================================================================================================================
               Title of                     Amount             Proposed               Proposed         Amount of
           Securities to be                 to be          Maximum Offering       Maximum Aggregate   Registration
              Registered                  Registered     Price Per Share(2)(3)    Offering Price(2)       Fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.10 par value(1)        1,000,000 shares         $30.25               $30,250,000         $7,586
===================================================================================================================

(1) Each share of Common Stock will be accompanied by one Right to purchase Series A Participating Cumulative Preferred Stock of the Registrant.
(2)      Estimated solely for the purpose of determining the registration fee.
(3) In accordance with Rules 457(c) and (h) under the Securities Act of 1933, the calculation is based on 85% of the average of the high and low sale prices reported in the consolidated reporting system of the Nasdaq National Market on January 12, 1998.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

           The following documents heretofore filed by Aspen Technology, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference:

           (1) the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, filed on September 29, 1997 pursuant to
                  Section 12 of Exchange Act;

           (2) the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, filed on November 14, 1997 pursuant to Section 13 of the Exchange Act;

           (3) the Company's Current Report on Form 8-K dated October 9, 1997, filed on October 10, 1997 pursuant to Section 13 of the Exchange Act;

           (4) the Company's definitive Proxy Statement dated October 29, 1997, filed on December 1, 1997 pursuant to Section 14 of the Exchange Act;

           (5) the description of the Company's Common Stock contained in the Registration Statement on Form 8-A filed on September 6, 1996 under Section 12 of the Exchange Act; and

           (6) the description of the Company's Rights to purchase Series A Participating Cumulative Preferred Stock contained in the Registration Statement on Form 8-A filed on October 10, 1997 under Section 12 of the Exchange Act.

           All reports and other documents filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such reports and documents.


ITEM 4.    DESCRIPTION OF SECURITIES.

           Not applicable.


ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

           Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           Section 67 of Chapter 156B of the Massachusetts General Laws provides a statutory framework covering indemnification of directors and officers against liabilities and expenses arising out of legal proceedings brought against them by reason of their status or service as directors or officers. In addition,
Article VII of the Company's By-Laws provides for indemnification of directors, officers and employees of the Company. Section 67 and the Company's By-Laws generally provide that a director, officer or employee of the Company shall be indemnified by the Company for all expenses and liabilities of legal proceedings brought against him/her by reason of his/her status or service as a director, officer or employee unless the director, officer or employee is adjudged not to have acted in good faith in the reasonable belief that his/her action was in the best interest of the Company or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such plan The Company's Restated Articles of Organization also incorporate certain provisions permitted under the Massachusetts General Laws relating to the liability of directors. The provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, including gross negligence, except in circumstances involving certain wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or authorization of distributions in violation of the Restated Articles of Organization or of loans to officers or directors of the Company or any transaction from which the director derived an improper personal benefit. These provisions do not eliminate a director's duty of care. Moreover, the provisions do not apply to claims against a director for violations of certain laws, including federal securities laws.


ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

           Not applicable.


ITEM 8.    EXHIBITS.

           The following exhibits are filed as part of this Registration
           Statement:

           4.1    Restated Articles of Organization of the Company, as amended

           4.2    By-Laws of the Company (incorporated by reference to Exhibit
                  3.3 to the Company's Registration Statement on Form S-1 of the Company, Registration No. 33-83916, filed with the Commission on September 13, 1994)

           4.3 Specimen certificate representing Common Stock of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1, Registration No. 33-83916, filed with the Commission on September 13, 1994)

           4.4 Rights Agreement dated as of October 9, 1997, between the Company and American Stock Transfer and Trust Company, as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, File No. 0-24786, filed with the Commission on October 10, 1997)

       4.5 Specimen certificate representing Rights to purchase Series A Participating Cumulative Preferred Stock of the Company (included as exhibit B to the Rights Agreement referenced in Exhibit 4.4)

       5.1    Opinion of Foley, Hoag & Eliot LLP

       10.1   Aspen Technology, Inc. 1998 Employee Stock Purchase Plan

       23.1   Consent of Arthur Andersen LLP

       23.2   Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1)

       24.1 Power of Attorney (contained on the signature pages to this Registration Statement)


ITEM 9.  UNDERTAKINGS.

       1.     The undersigned Registrant hereby undertakes:

              (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3)
              of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events
              arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to
              the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference herein.

              (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or

Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange
Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Massachusetts, on this fifteenth day of January, 1998.


                                 ASPEN TECHNOLOGY, INC.


                                 By: /s/ Lawrence B. Evans
                                    ----------------------------------------
                                    Lawrence B. Evans
                                    Chairman of the Board of Directors
                                      and Chief Executive Officer


                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Lawrence B. Evans, Mary A. Palermo and Stephen J. Doyle, and each of them, true and lawful attorneys-in-fact and agents with full power of substitution, for and in name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for him, any or all of them, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons, in the capacities indicated, as of this fifteenth day of January, 1998.

SIGNATURE                        TITLE


 /s/ LAWRENCE B. EVANS           Chairman of the Board of Directors and Chief
----------------------------     Executive Officer (Principal Executive Officer)
LAWRENCE B. EVANS


 /s/ MARY A. PALERMO             Executive Vice President (Principal Accounting
----------------------------     Officer and Principal Financial Officer)
MARY A. PALERMO

 /s/ JOSEPH F. BOSTON            Director
----------------------------
JOSEPH F. BOSTON

SIGNATURE                        TITLE


 /s/ GRESHAM T. BREBACH, JR.     Director
------------------------------
GRESHAM T. BREBACH, JR.


 /s/ DOUGLAS R. BROWN            Director
------------------------------
DOUGLAS R. BROWN


 /s/ JOAN C. MCARDLE             Director
------------------------------
JOAN C. MCARDLE


 /s/ ALISON ROSS                 Director
------------------------------
ALISON ROSS

                                  EXHIBIT INDEX

Exhibit No.       Description

      4.1 Restated Articles of Organization of Aspen Technology, Inc., as amended

      4.2 By-Laws of Aspen Technology, Inc. (incorporated by reference to Exhibit 3.3 to Aspen Technology, Inc.'s Registration Statement on Form S-1, Registration No. 33-83916, filed with the Securities and Exchange Commission on September 13, 1994)

      4.3 Specimen certificate representing Common Stock of Aspen Technology, Inc. (incorporated by reference to Exhibit 4.1 to Aspen Technology, Inc.'s Registration Statement on Form S-1, Registration No. 33-83916, filed with the Securities and Exchange Commission on September 13, 1994)

      4.4 Rights Agreement dated as of October 9, 1997, between Aspen Technology, Inc. and American Stock Transfer and Trust Company, as Rights Agent (incorporated by reference to Exhibit 1 to Aspen Technology, Inc.'s Registration Statement on Form 8-A, File No. 0-24786, filed with the Securities and Exchange Commission on October 10, 1997)

      4.5 Specimen certificate representing Rights to purchase Series A Participating Cumulative Preferred Stock of Aspen Technology, Inc. (included as exhibit B to the Rights Agreement referenced in Exhibit 4.4)

      5.1         Opinion of Foley, Hoag & Eliot LLP

     10.1         Aspen Technology, Inc. 1998 Employee Stock Purchase Plan

     23.1         Consent of Arthur Andersen LLP

     23.2         Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1)

     24.1 Power of Attorney (contained on the signature pages to this Registration Statement)